                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):         Nov 27, 2000
                                                  ------------------------------



                        KEYCORP STUDENT LOAN TRUST 1999-B
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       333-80109               36-7238740
----------------------------     ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)




            c/o KeyBank, USA, as Administrator, 800 Superior Avenue,
                   Attn: Roger Kondik, Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:    (216) 828-9367
                                                    ----------------------------




                             Exhibit Index on Page 4


                                Page 1 of 8 pages

Item 5.  OTHER EVENTS

On Nov 27, 2000, the KeyCorp Student Loan Trust 1999-B (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending October31, 2000, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7.     EXHIBITS

Exhibit 99(a) -   Certificateholder's Statement

Exhibit 99(b) -   Noteholder's Statement


                                Page 2 of 8 pages

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Nov 27, 2000




                                        KeyCorp Student Loan Trust 1999-B,


                                        By:  Bank One, National Association, not
                                             in its individual capacity but
                                             solely as Eligible Lender Trustee
                                             on behalf of the Trust



                                        By:        /S/ JEFFREY L. KINNEY
                                            ------------------------------------
                                                   Jeffrey L. Kinney
                                                   Vice President

                                Page 3 of 8 pages

                                  EXHIBIT INDEX

Exhibit

99(a)    Certificateholder's Statement                                 5

99(b)    Noteholder's Statement                                        7












                                Page 4 of 8 pages